SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 17, 2004

TRW Automotive Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-89778	57-1140153

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

12025 Tech Center Drive, Livonia, Michigan 48150

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:	(734) 266-2600

Not applicable (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

Exhibit No.	Description

99.1	Press release of TRW Automotive Holdings Corp. dated February 17, 2004 describing its results for its fourth quarter and year ended December 31, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 17, 2004, TRW Automotive Holdings Corp., the indirect parent of TRW Automotive Inc., issued a press release and will hold a conference call regarding its financial results for the fourth quarter and year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRW AUTOMOTIVE INC.

Dated: February 17, 2004	By:	/s/ Joseph S. Cantie

Joseph S. Cantie Chief Financial Officer

Index to Exhibits

Exhibit No.	Description

99.1	Press release of TRW Automotive Holdings Corp. dated February 17, 2004 describing its results for its fourth quarter and year ended December 31, 2003.